[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) RESEARCH
                         INTERNATIONAL FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

    Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2000
--------------
(1)Source: Investment Company Institute.

(2)Source: Morningstar CEO Don Phillips' keynote address at The Baltimore
   Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 36.53%, Class B shares 36.20%, Class C shares 36.14%, and Class I shares 36.96%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 13.77% return for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of international stocks, and to a 27.21% return for the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF ITS BENCHMARK AND ITS PEER GROUP?

A. Most of the Fund's outperformance boiled down to good security selection. As an example, the Fund's weighting in Japan, one of the period's top-performing markets, was in line with the MSCI EAFE Index at about 27% of investments, but the Japanese stocks we held outperformed that market as a whole. NTT Mobile Communications, also known as NTT DoCoMo, was one of our major holdings as well as one of our best performers. Demand has been quite strong for DoCoMo's I-mode phones, which provide Internet access at very attractive prices. Nippon Telegraph & Telephone, which owns a majority stake in DoCoMo, also performed quite well. Finally, Keyence, Rohm, and Ushio, all of which provide electronic components to telecommunications and other industries, benefited from the incredible demand for telecommunications products and services. However, one of our largest Japanese holdings, Don Quijote, didn't perform as well as we had expected; the discount retailer posted disappointing same-store sales figures when it raised merchandise prices and this hurt the stock's performance. Consequently, we sold our position.

   In addition, the Fund was well positioned in the telecommunications, technology, and media sectors, the three industry groups that dominated the global market's gains during the past six months.

Q. WHAT TRENDS MADE THOSE SECTORS SO ATTRACTIVE?

A. Obviously, the explosive growth of the Internet is critical, generating a new source of revenue for telecom companies. Unlike the telecom companies in the United States, many foreign telecom companies have their own Internet businesses. Many Asian and European telecom companies also have wireless businesses, which have provided another source of incremental growth. As a result, many telecom companies in Europe and Asia have transformed themselves into fast-growing, dynamic businesses from old-line, slow-growth utilities.

   One of our best telecommunications ideas was Mannesmann, which recently was purchased by Vodafone. Not only did that mega-deal boost the share price of Mannesmann, but it also helped drive up the prices and valuations of many of our other wireless companies, including Telecom Italia and KPN. Another good performer was Wavecom, a French maker of wireless handset components. After its initial public offering, Wavecom's stock languished. But based on our conversations with company management in Paris, we forecasted that the company had tremendous growth potential.

   Another important trend was the increase in advertising spending by dot.com companies. As a result, European media companies were among the top performers in the market. Benefiting from this surge in advertising expenditures by dot.com companies were the United Kingdom's Capital Radio, France's Television Francaise, and Germany's ProSieben. While the growth in dot.com advertising is the main force behind their recent success, we think these companies also will benefit from globalization. Companies across many industries now need to do more television advertising in order to distinguish themselves in an increasingly competitive world.

Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?

A. Financial services offered some very interesting opportunities. In parts of Asia, we turned our focus away from banks toward nonbank financials. Asia's economic rebound and the surge in equity trading volume made securities firms attractive. One of our favorites was the Japanese securities firm Daiwa Securities. In Singapore, however, we continued to maintain a stake in bank stocks, which are considered by many to be the "blue-chip" stocks of that market. In contrast to other areas of Asia, Singapore's monetary authority maintained good control over the banking system, and as a result the banks in Singapore were much healthier than in other parts of Asia. We own shares in Overseas Union Bank and Overseas-Chinese Banking Corp. We also found attractive opportunities in the oil sector. Despite the fact that the price of oil has nearly doubled over the past six months to $30 a barrel or more, most oil stocks reflect a much lower price per barrel. We believe companies such as BP Amoco should benefit from stable or rising oil prices.

Q. WHAT'S YOUR APPROACH TO EMERGING MARKETS?

A. We believe that emerging markets have started to regain their above-average growth pattern relative to their risk, although we're still relatively light in them with less than 6% of our assets invested in those markets. Two of our emerging market holdings are China Telecom, which is listed on the Hong Kong stock exchange, and Telesp, a telecom company in Brazil. With many Asian and Latin American economies clearly on the mend and stock valuations attractive, we feel the market presently has more attractive opportunities than it had a year ago, and we are looking for opportunities to increase our weighting.

Q. WHAT'S AHEAD FOR THE FUND?

A. We're likely to maintain our holdings in telecommunications and technology stocks as long as we're confident that their fundamental growth rates are strong and that the demand for their products and services is solid. Currently, we believe there's plenty of evidence that fundamental growth and demand will remain intact for the months to come. Wireless subscription growth rates around the world are much better than expected, and the demand for data transmission products and services is increasing much faster then first forecast. But with valuations on many telecom and tech stocks high, we're taking a very selective approach. We emphasize only companies we believe have real franchises and legitimate business models that we feel can be sustained over the long term. We'll also continue to look for opportunities among financial stocks, many of which we believe offer the potential for attractive returns.

   /s/ David A. Antonelli
   David A. Antonelli
   Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1997

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1997
                               CLASS B  JANUARY 2, 1998
                               CLASS C  JANUARY 2, 1998
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $92.9 MILLION NET ASSETS AS OF FEBRUARY 29, 2000
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +36.53%  +55.34%  +95.03%  +92.10%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                    --   +55.34%  +24.94%  +22.98%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                    --   +46.41%  +22.50%  +20.69%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +36.20%  +54.42%  +92.89%  +90.00%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                    --   +54.42%  +24.48%  +22.55%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                    --   +50.42%  +23.83%  +21.94%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +36.14%  +54.38%  +92.67%  +89.78%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                    --   +54.38%  +24.43%  +22.51%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                    --   +53.38%  +24.43%  +22.51%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 29, 2000.

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +36.96%  +55.99%  +96.90%  +93.95%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                    --   +55.99%  +25.34%  +23.35%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST SECTORS
[Graphic Omitted]

UTILITIES &                   23.4%
COMMUNICATIONS

TECHNOLOGY                    21.4%

FINANCIAL                     13.9%
SERVICES

HEALTH CARE                    7.7%

INDUSTRIAL GOODS               7.1%
& SERVICES


TOP 10 STOCK HOLDINGS

VODAFONE AIRTOUCH PLC  3.8%                        DAIWA SECURITIES GROUP, INC.  1.8%
Wireless communications services provider          Japanese investment banking and
                                                   brokerage company
KPN N.V.  3.7%
Dutch telecommunications services provider         NIPPON TELEGRAPH & TELEPHONE CO.  1.8%
                                                   Japanese telecommunications services company
NTT MOBILE COMMUNICATIONS
NETWORK, INC.  2.9%                                SKANDIA FORSAKRINGS AB  1.8%
Japanese cellular phone company                    Swedish financial services and
                                                   insurance company
CHINA TELECOM LTD.  2.2%
Wireless communications services provider          UNITED NEWS & MEDIA PLC  1.8%
                                                   Information and publication services company
FAST RETAILING CO. LTD.  2.0%
Japanese retailer                                  CHUGAI PHARMACEUTICAL CO. LTD.  1.8%
                                                   Japanese pharmaceuticals company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 97.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 91.8%
  Australia - 2.0%
    Cable & Wireless Optus Ltd. (Telecommunications)                     331,704          $  1,317,827
    QBE Insurance Group Ltd. (Insurance)*                                122,437               557,211
                                                                                          ------------
                                                                                          $  1,875,038
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                       7,440          $    212,970
    Global Crossing Ltd. (Telecommunications)*                             9,700               452,262
                                                                                          ------------
                                                                                          $    665,232
--------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Telecomunicacoes De Sao Paulo S.A.
      (Telecommunications)*                                               28,500          $    974,344
--------------------------------------------------------------------------------------------------------
  Canada - 2.7%
    Aliant, Inc. (Telecommunications)                                     21,250          $    506,372
    AT&T Canada, Inc. (Telecommunications)*                                9,500               551,000
    BCE, Inc. (Telecommunications)                                         9,150             1,005,928
    Manitoba Telephone Systems (Telecommunications)                       28,100               493,953
                                                                                          ------------
                                                                                          $  2,557,253
--------------------------------------------------------------------------------------------------------
  Denmark - 0.5%
    ISS International Service System A/S (Commercial
      Services)                                                            6,570          $    438,295
--------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Tieto Corp. (Computer Software - Systems)                             10,055          $    693,123
--------------------------------------------------------------------------------------------------------
  France - 9.4%
    Alcatel (Telecommunications)                                           2,190          $    513,487
    Axa, ADR (Insurance)                                                   7,673               965,379
    Banque Nationale de Paris (Banks and Credit Cos.)                      9,880               781,075
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                 15,840               610,701
    STMicroelectronics Co. (Electronics)*                                  4,320               857,972
    Technip (Building)                                                    10,970             1,201,453
    Television Francaise (Entertainment)                                     820               533,629
    Total S.A., "B" (Oils)                                                 9,333             1,237,217
    Vivendi (Business Services)                                           11,720             1,378,509
    Wavecom S.A., ADR (Electronics)*                                       4,448               618,272
                                                                                          ------------
                                                                                          $  8,697,694
--------------------------------------------------------------------------------------------------------
  Germany - 2.5%
    Fielmann AG, Preferred (Retail)                                          696          $     18,788
    Freenet.de AG (Internet)*                                                130                25,292
    Henkel KGaA, Preferred (Chemicals)                                    11,826               618,870
    Karstadtquelle AG (Retail)                                             6,800               213,066
    MobilCom AG (Cellular Telephones)                                      3,200               431,146
    ProSieben Media AG, Preferred (Entertainment)                          7,100             1,016,020
                                                                                          ------------
                                                                                          $  2,323,182
--------------------------------------------------------------------------------------------------------
  Hong Kong - 3.7%
    China Telecom Ltd. (Telecommunications)                              214,000          $  1,972,978
    Li & Fung Ltd. (Consumer Goods and Services)                         368,000             1,432,771
                                                                                          ------------
                                                                                          $  3,405,749
--------------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Bank of Ireland (Banks and Credit Cos.)*                              54,638          $    319,483
    Elan Corp. PLC, ADR (Health Products)*                                11,590               476,639
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                                             150                16,800
                                                                                          ------------
                                                                                          $    812,922
--------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                        19,315          $    328,355
--------------------------------------------------------------------------------------------------------
  Italy - 1.5%
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)                        53,477          $    845,537
    Telecom Italia S.p.A. (Telecommunications)                            28,760               504,918
                                                                                          ------------
                                                                                          $  1,350,455
--------------------------------------------------------------------------------------------------------
  Japan - 27.7%
    Canon, Inc. (Special Products and Services)                           29,000          $  1,206,354
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                     102,000             1,559,803
    Daikin Industries (Consumer Goods and Services)                       33,000               493,528
    Daiwa Securities Group, Inc. (Banks and Credit Cos.)                 101,000             1,604,269
    East Japan Railway Co. (Railroads)                                       100               451,484
    Eisai Co. Ltd. (Medical and Health Products)                          41,000               968,460
    Fast Retailing Co. Ltd. (Retail)                                       6,400             1,820,499
    Hitachi Ltd. (Electronics)                                           109,000             1,487,266
    Keyence Corp. (Electronics)                                            2,410               807,282
    Meitec Corp. (Computer Software - Systems)                            12,000               344,074
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                  23,700               462,739
    Murata Manufacturing Co. Ltd. (Electronics)                            5,000               952,121
    Nintendo Co. (Toys)                                                    2,300               502,248
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                             115             1,591,116
    Nitto Denko Corp. (Industrial Goods and Services)                     10,000               389,587
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                    63             2,540,415
    Orix Corp. (Financial Services)                                        4,900               847,442
    Pioneer Electronic Corp. (Electronics)                                14,000               444,748
    Rohm Co. (Electronics)                                                 2,800               908,611
    Sanyo Electric Co. (Electronics)                                     194,000               791,116
    Secom Co. (Consumer Goods and Services)                               11,000               985,254
    Softbank Corp. (Internet)                                                300               436,920
    Sony Corp. (Electronics)                                               4,900             1,449,572
    Sumitomo Bank Ltd. (Banks and Credit Cos.)                            28,000               330,566
    Ushio, Inc. (Electronics)                                             46,000             1,004,915
    Yahoo Japan Corp. (Internet)*                                              1             1,365,374
                                                                                          ------------
                                                                                          $ 25,745,763
--------------------------------------------------------------------------------------------------------
  Netherlands - 8.6%
    Akzo Nobel N.V. (Chemicals)                                           18,583          $    716,814
    Fugro N.V. (Engineering)*                                             15,032               800,702
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                          18,192               438,473
    ING Groep N.V. (Financial Services)*                                  18,276               925,397
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                          25,758               316,624
    Koninklijke Philips Electronics N.V. (Electronics)                     4,998               926,370
    KPN N.V. (Telecommunications)*                                        26,000             3,310,044
    Versatel Telecommunications Co. (Telecommunications)*                  9,630               583,981
                                                                                          ------------
                                                                                          $  8,018,405
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Warehouse Group Ltd. (Retail)                                         40,890          $    156,827
--------------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Schibsted ASA (Printing & Publishing)                                 13,500          $    394,926
    Stepstone ASA (Internet)*                                             16,480                62,968
                                                                                          ------------
                                                                                          $    457,894
--------------------------------------------------------------------------------------------------------
  Singapore - 4.2%
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                                      12,975          $  1,145,044
    Datacraft Asia Ltd. (Telecommunications)                              60,045               507,380
    DBS Group Holdings Ltd. (Financial Services)*                         35,260               435,890
    Natsteel Electronics Ltd. (Electronics)                               65,600               395,961
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                     240,000             1,065,583
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit
      Cos.)                                                               50,600               320,104
                                                                                          ------------
                                                                                          $  3,869,962
--------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Telecom Corp. (Telecommunications)                               8,355          $    363,442
--------------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Altadis S.A. (Tobacco)                                                41,177          $    452,169
    Cortefiel S.A. (Retail)                                               25,231               540,019
                                                                                          ------------
                                                                                          $    992,188
--------------------------------------------------------------------------------------------------------
  Sweden - 5.2%
    Allgon AB, "B" (Electronics)                                          27,770          $    765,127
    Ericsson LM, "B" (Telecommunications)                                 12,318             1,181,525
    Saab AB, "B" (Aerospace)                                             155,191             1,339,536
    Skandia Forsakrings AB (Insurance)                                    38,239             1,569,430
                                                                                          ------------
                                                                                          $  4,855,618
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.1%
    Julius Baer Holdings (Banks and Credit Cos.)                             139          $    427,179
    Nestle S.A. (Food and Beverage Products)                                 485               818,911
    Novartis AG (Medical and Health Products)                                 10                12,749
    Synthes-Stratec, Inc. (Medical Products)*                              1,350               666,225
                                                                                          ------------
                                                                                          $  1,925,064
--------------------------------------------------------------------------------------------------------
  United Kingdom - 15.9%
    Boots Co. PLC (Retail)*                                               55,160          $    391,741
    BP Amoco PLC (Oils)                                                    1,040                 8,026
    BP Amoco PLC, ADR (Oils)                                              13,000               611,000
    British Aerospace PLC (Aerospace)*                                   147,309               724,766
    British Telecommunications PLC (Telecommunications)*                  72,667             1,267,248
    Cable & Wireless Communications PLC
      (Telecommunications)                                                24,892               421,523
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                               21,000               434,826
    Capital Radio PLC (Broadcasting)                                      18,654               465,884
    Carlton Communicatons PLC (Broadcasting)                              16,900               190,435
    CGU PLC (Insurance)                                                   38,380               457,314
    Diageo PLC (Food and Beverage Products)*                              79,172               606,004
    Halifax Group (Banks and Credit Cos.)                                 26,000               233,069
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                         48,220               445,190
    Matalan PLC (Retail)*                                                 50,750               460,539
    Next PLC (Stores)                                                     50,788               419,204
    Nycomed Amersham PLC (Medical and Health Products)                   101,600               808,941
    Reuters Group PLC (Business Services)                                 30,651               689,321
    Royal Bank Scotland Group PLC (Banks and Credit Cos.)*                16,100               211,403
    United News & Media PLC (Broadcasting)                               117,600             1,566,434
    Vodafone AirTouch PLC (Telecommunications)*                          609,678             3,410,978
    Zeneca Group PLC (Medical and Health Products)                        27,971               913,778
                                                                                          ------------
                                                                                          $ 14,737,624
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 85,244,429
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.4%
  Internet - 0.1%
    VIA NET.WORKS, Inc.*                                                   1,640          $    108,240
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Pharmacia & Upjohn, Inc.                                              17,342          $    825,913
--------------------------------------------------------------------------------------------------------
  Oils - 2.1%
    Atlantic Richfield Co.                                                15,290          $  1,085,590
    Exxon Mobil Corp.                                                     11,550               869,859
                                                                                          ------------
                                                                                          $  1,955,449
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    Nortel Networks Corp.                                                  8,800          $    981,200
    NTL, Inc.*                                                             5,400               494,100
    UnitedGlobalCom, Inc.*                                                 6,580               687,610
                                                                                          ------------
                                                                                          $  2,162,910
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $  5,052,512
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $76,301,819)                                               $ 90,296,941
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.6%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/01/00 at Amortized Cost                $ 3,385          $  3,385,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,686,819)                                          $ 93,681,941
Other Assets, Less Liabilities - (0.8)%                                                       (775,383)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $ 92,906,558
--------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,686,819)         $ 93,681,941
  Investments of cash collateral for securities loaned, at
    value (identified cost, $9,335,140)                           9,335,140
  Cash                                                                3,278
  Foreign currency, at value (identified cost, $5,949)                6,104
  Receivable for Fund shares sold                                 1,911,537
  Receivable for investments sold                                 2,180,869
  Interest and dividends receivable                                  79,914
  Other assets                                                           80
                                                               ------------
      Total assets                                             $107,198,863
                                                               ------------
Liabilities:
  Payable for Fund shares reacquired                           $      9,390
  Payable for investments purchased                               4,942,791
  Collateral for securities loaned, at value                      9,335,140
  Payable to affiliates -
    Management fee                                                    2,433
    Distribution and service fee                                      1,578
  Accrued expenses and other liabilities                                973
                                                               ------------
      Total liabilities                                        $ 14,292,305
                                                               ------------
Net assets                                                     $ 92,906,558
                                                               ============
Net assets consist of:
  Paid-in capital                                              $ 74,351,418
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                        13,980,964
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                         4,828,175
  Accumulated net investment loss                                  (253,999)
                                                               ------------
      Total                                                    $ 92,906,558
                                                               ============
Shares of beneficial interest outstanding                       5,611,481
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $47,062,570 / 2,829,238 shares of
      beneficial interest outstanding)                           $16.63
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $17.64
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $31,335,891 / 1,902,797 shares of
      beneficial interest outstanding)                           $16.47
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,393,523 / 753,198 shares of
      beneficial interest outstanding)                           $16.45
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,114,574 / 126,248 shares of
      beneficial interest outstanding)                           $16.75
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $   223,168
    Interest                                                           83,974
    Foreign taxes withheld                                            (24,124)
                                                                  -----------
      Total investment income                                     $   283,018
                                                                  -----------
  Expenses -
    Management fee                                                $   262,633
    Shareholder servicing agent fee                                    26,268
    Distribution and service fee (Class A)                             47,483
    Distribution and service fee (Class B)                             87,928
    Distribution and service fee (Class C)                             31,712
    Administrative fee                                                  3,533
    Custodian fee                                                      51,999
    Printing                                                            8,897
    Postage                                                             5,981
    Auditing fees                                                         932
    Registration fees                                                  43,694
    Miscellaneous                                                       9,644
                                                                  -----------
      Total expenses                                              $   580,704
    Fees paid indirectly                                               (2,199)
    Reduction of expenses by investment adviser                       (43,696)
                                                                  -----------
      Net expenses                                                $   534,809
                                                                  -----------
        Net investment loss                                       $  (251,791)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 5,422,028
    Foreign currency transactions                                     (39,860)
                                                                  -----------
      Net realized gain on investments and foreign
        currency transactions                                     $ 5,382,168
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $11,383,893
    Translation of assets and liabilities in foreign currencies       (15,827)
                                                                  -----------
      Net unrealized gain on investments and foreign currency
        translation                                               $l1,368,066
                                                                  -----------
        Net realized and unrealized gain on investments
          and foreign currency                                    $16,750,234
                                                                  -----------
          Increase in net assets from operations                  $16,498,443
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                            FEBRUARY 29, 2000              AUGUST 31, 1999
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                    $  (251,791)                 $     1,580
  Net realized gain on investments and foreign currency
    transactions                                                    5,382,168                      665,065
  Net unrealized gain on investments and foreign
    currency translation                                           11,368,066                    3,694,691
                                                                  -----------                  -----------
      Increase in net assets from operations                      $16,498,443                  $ 4,361,336
                                                                  -----------                  -----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $   (29,205)                 $    (5,023)
  From net investment income (Class B)                                     --                         (630)
  From net investment income (Class C)                                     --                         (186)
  From net investment income (Class I)                                 (4,468)                      (1,934)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                           (622,589)                    (103,796)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                           (413,053)                     (70,643)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                           (144,208)                     (19,022)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (36,231)                     (17,130)
                                                                  -----------                  -----------
      Total distributions declared to shareholders                $(1,249,754)                 $  (218,364)
                                                                  -----------                  -----------
Net increase in net assets from Fund share transactions           $45,285,739                  $19,419,365
                                                                  -----------                  -----------
      Total increase in net assets                                $60,534,428                  $23,562,337
Net assets:
  At beginning of period                                           32,372,130                    8,809,793
                                                                  -----------                  -----------
  At end of period (including accumulated net investment
    loss of $253,999 and accumulated undistributed net
    investment income of $31,465, respectively)                   $92,906,558                  $32,372,130
                                                                  ===========                  ===========

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $12.47           $10.24          $10.95          $10.00
                                                ------           ------          ------          ------

Income from investment operations# -
  Net investment income (loss)(S)               $(0.05)          $ 0.03          $ 0.03          $ 0.06
  Net realized and unrealized gain
    on investments and foreign currency           4.57             2.36            0.35            0.89
                                                ------           ------          ------          ------
      Total from investment operations          $ 4.52           $ 2.39          $ 0.38          $ 0.95
                                                ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                    $(0.02)          $(0.01)         $(0.05)             --
  From net realized gain on investments
    and foreign currency transactions            (0.34)           (0.15)          (1.04)             --
                                                ------           ------          ------          ------
      Total distributions declared to
        shareholders                            $(0.36)          $(0.16)         $(1.09)             --
                                                ------           ------          ------          ------
Net asset value - end of period                 $16.63           $12.47          $10.24          $10.95
                                                ======           ======          ======          ======
Total return(+)                                  36.53%++         23.53%           3.92%           9.60%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.75%+           1.72%           1.76%           1.68%+
  Net investment income (loss)                   (0.67)%+          0.27%           0.28%           0.71%+
Portfolio turnover                                  76%             136%             89%            137%
Net assets at end of period (000 omitted)      $47,063          $16,839          $3,741          $1,314

(S)Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31,
   1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. In addition, the investment adviser, distributor, and shareholder servicing agent voluntarily waived a portion of their fees for the period ended August
   31, 1997. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
   Net investment loss                          $(0.06)          $(0.05)         $(0.19)         $(0.01)
   Ratios (to average net assets):
     Expenses##                                   1.92%+           2.45%           3.99%           3.31%+
     Net investment loss                         (0.84)%+         (0.46)%         (1.94)%         (0.91)%+
  *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED    PERIOD ENDED
                                                        SIX MONTHS ENDED     AUGUST 31,      AUGUST 31,
                                                       FEBRUARY 29, 2000           1999           1998*
                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $12.37          $10.21          $ 9.93
                                                                 ------          ------          ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.09)         $(0.04)         $(0.03)
  Net realized and unrealized gain on investments and
    foreign currency                                               4.53            2.35            0.31
                                                                 ------          ------          ------
      Total from investment operations                           $ 4.44          $ 2.31          $ 0.28
                                                                 ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                                     $   --          $(0.00)+++          --
  From net realized gain on investments and foreign
    currency transactions                                         (0.34)          (0.15)             --
                                                                 ------          ------          ------
      Total distributions declared to shareholders               $(0.34)         $(0.15)             --
                                                                 ------          ------          ------
Net asset value - end of period                                  $16.47          $12.37          $10.21
                                                                 ======          ======          ======
Total return                                                      36.20%++        22.84%           2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.40%+          2.37%           2.41%+
  Net investment loss                                             (1.32)%+        (0.36)%         (0.29)%+
Portfolio turnover                                                   76%            136%             89%
Net assets at end of period (000 omitted)                       $31,336         $10,683          $3,141

(S)Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                          $(0.10)         $(0.12)         $(0.24)
    Ratios (to average net assets):
      Expenses##                                                   2.57%+          3.10%           4.56%+
      Net investment loss                                         (1.49)%+        (1.09)%         (2.43)%+

  *For the period from the inception of Class B, January 2, 1998, through August 31, 1998.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED    PERIOD ENDED
                                                        SIX MONTHS ENDED     AUGUST 31,      AUGUST 31,
                                                       FEBRUARY 29, 2000           1999           1998*
                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                 CLASS C
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $12.36          $10.21          $ 9.93
                                                                 ------          ------          ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.09)         $(0.04)         $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                               4.52            2.34            0.29
                                                                 ------          ------          ------
      Total from investment operations                           $ 4.43          $ 2.30          $ 0.28
                                                                 ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                                         --          $(0.00)+++          --
  From net realized gain on investments and foreign
    currency transactions                                         (0.34)          (0.15)             --
                                                                 ------          ------          ------
      Total distributions declared to shareholders               $(0.34)         $(0.15)             --
                                                                 ------          ------          ------
Net asset value - end of period                                  $16.45          $12.36          $10.21
                                                                 ======          ======          ======
Total return                                                      36.14%++        22.74%           2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.40%+          2.37%           2.40%+
  Net investment loss                                             (1.32)%+        (0.33)%         (0.10)%+
Portfolio turnover                                                   76%            136%             89%
Net assets at end of period (000 omitted)                       $12,393          $3,802            $729

(S)Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                          $(0.10)         $(0.12)         $(0.22)
    Ratios (to average net assets):
      Expenses##                                                   2.57%+          3.10%           4.55%+
      Net investment loss                                         (1.49)%+        (1.06)%         (2.24)%+

  *For the period from the inception of Class C, January 2, 1998, through August 31, 1998.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $12.55           $10.26          $10.95          $10.00
                                                ------           ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.02)          $ 0.05          $ 0.06          $ 0.07
  Net realized and unrealized gain on
    investments and foreign currency              4.60             2.42            0.34            0.88
                                                ------           ------          ------          ------
      Total from investment operations          $ 4.58           $ 2.47          $ 0.40          $ 0.95
                                                ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                    $(0.04)          $(0.02)         $(0.05)             --
  From net realized gain on investments
    and foreign currency transactions            (0.34)           (0.16)          (1.04)             --
                                                ------           ------          ------          ------
      Total distributions declared
        to shareholders                         $(0.38)          $(0.18)         $(1.09)             --
                                                ------           ------          ------          ------
Net asset value - end of period                 $16.75           $12.55          $10.26          $10.95
                                                ======           ======          ======          ======
Total return                                     36.96%++         24.08%           4.13%           9.60%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.40%+           1.37%           1.40%           1.68%+
  Net investment income (loss)                   (0.31)%+          0.47%           0.53%           0.85%+
Portfolio turnover                                  76%             136%             89%            137%
Net assets at end of period (000 omitted)       $2,115           $1,047          $1,199          $1,022

(S)Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than
   0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the period ended August 31, 1997. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

   Net investment loss                          $(0.03)          $(0.03)         $(0.15)             --
   Ratios (to average net assets):
    Expenses##                                    1.57%+           2.10%           3.55%           2.81%+
    Net investment loss                          (0.48)%+         (0.26)%         (1.61)%         (0.28)%+

 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research International Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $9,655,520. These loans were collateralized by U.S. Treasury securities of $757,489 and cash of $9,335,140 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      9,335,140          $9,335,140

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 29, 2000, aggregate unreimbursed expenses amounted to $266,520.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,192 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,441 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15 and $101 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $2,610, $5,855, and $654 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $81,413,310 and $40,196,571, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $79,686,819
                                                                  -----------
Gross unrealized appreciation                                     $17,548,290
Gross unrealized depreciation                                      (3,553,168)
                                                                  -----------
    Net unrealized appreciation                                   $13,995,122
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                 SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------          ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,916,656      $  28,735,842        1,418,503      $  15,861,961
Shares issued to shareholders in
  reinvestment of distributions           38,587            583,443            9,757            104,402
Shares reacquired                       (476,369)        (7,020,795)        (443,305)        (5,020,037)
                                       ---------      -------------        ---------      -------------
    Net increase                       1,478,874      $  22,298,490          984,955      $  10,946,326
                                       =========      =============        =========      =============

Class B Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------          ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,277,298      $  19,156,522          802,162      $   8,858,974
Shares issued to shareholders in
  reinvestment of distributions           25,644            384,413            6,545             69,831
Shares reacquired                       (263,664)        (3,931,613)        (252,900)        (2,765,499)
                                       ---------      -------------        ---------      -------------
    Net increase                       1,039,278      $  15,609,322          555,807      $   6,163,306
                                       =========      =============        =========      =============

Class C Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------          ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Shares sold                              617,290      $   9,140,679          293,111      $   3,297,967
Shares issued to shareholders in
  reinvestment of distributions            9,297            139,176            1,735             18,473
Shares reacquired                       (181,036)        (2,553,449)         (58,626)          (642,674)
                                       ---------      -------------        ---------      -------------
    Net increase                         445,551      $   6,726,406          236,220      $   2,673,766
                                       =========      =============        =========      =============

Class I Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------          ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Shares sold                               44,474      $     680,129           20,210      $     228,697
Shares issued to shareholders in
  reinvestment of distributions            2,676             40,695            1,775             19,062
Shares reacquired                         (4,358)           (69,303)         (55,359)          (611,792)
                                       ---------      -------------        ---------      -------------
    Net increase (decrease)               42,792      $     651,521          (33,374)     $    (364,033)
                                       =========      =============        =========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $215. The Fund had no significant borrowings during the period.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND
TRUSTEES                                                 ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor; Former            Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment       Ellen Moynihan*
Management(R)                                            James O. Yost*

Marshall N. Cohan+ - Private Investor                    SECRETARY
                                                         Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor         ASSISTANT SECRETARY
of Surgery, Harvard Medical School                       James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief              CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,        State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Walter E. Robb, III+ - President and Treasurer,          kit, call toll free: 1-800-637-2929 any business
Benchmark Advisors, Inc. (corporate financial            day from 9 a.m. to 5 p.m. Eastern time (or leave a
consultants); President, Benchmark Consulting            message anytime).
Group, Inc. (office services)
                                                         INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                      MFS Service Center, Inc.
Vice President, Director, and Secretary,                 P.O. Box 2281
MFS Investment Management                                Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                  For general information, call toll free:
Executive Officer, MFS Investment Management             1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)                  For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
Ward Smith+ - Former Chairman (until 1994), NACCO        a.m. to 5 p.m. Eastern time. (To use this service,
Industries (holding company)                             your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For share prices, account balances, exchanges, or
500 Boylston Street                                      stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                              WORLD WIDE WEB
500 Boylston Street                                      www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH INTERNATIONAL FUND                              ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
  We invented the mutual fund(R)                                ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                MRI-3  4/00 11M  99/299/399/899